UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 17, 2005

www.bmhc.com

Building Materials Holding Corporation

Delaware	000-23135	91-1834269
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3250, San Francisco, CA 94111

(415) 627-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition

Effective October 1, 2005, Building Materials Holding Corporation’s wholly owned subsidiary, BMC Construction, Inc., acquired the stock of HnR Framing Systems, Inc. and the assets of Home Building Components for approximately $71.9 million in cash.

HnR Framing Systems and Home Building Components provide framing services and manufactured building components including trusses and wall panels to high-volume production homebuilders in the greater San Diego metropolitan area and had sales of approximately $140 million for the year ended March 31, 2005.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description

99.1	News release dated October 18, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Building Materials Holding Corporation

Date: October 18, 2005	/s/ Paul S. Street
Paul S. Street
Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit
Number	Description

99.1	News release dated October 18, 2005